                                                                   P  I  M  C  O

PIMCO
Variable
Insurance
Trust

                               Short Duration Bond Portfolios
                                     Money Market Portfolio

                               Intermediate Duration Bond Portfolios
                                     Total Return Bond Portfolio

                               International Bond Portfolios
                                     Foreign Bond Portfolio

                               Stock Portfolios
                                     StocksPLUS Growth and Income Portfolio



                                                                      Prospectus

--------------------------------------------------------------------------------

                                                                 October 1, 1999

PIMCO Variable Insurance Trust

Prospectus

October 1, 1999

The PIMCO Money Market, Total Return Bond, Foreign Bond and StocksPLUS Growth and Income Portfolios (the "Portfolios"), which are series of PIMCO Variable Insurance Trust (the "Trust"), are designed to provide access to the profes-sional investment management services offered by Pacific Investment Management Company ("PIMCO") (the "Adviser"). Each Portfolio has its own investment ob-jective and strategies and its own risk/reward profile, which are described in this Prospectus. The investments made by the Portfolios at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment ob-jectives and strategies similar to those of the Portfolios. Accordingly, the performance of the Portfolios can be expected to vary from that of the other mutual funds.

This Prospectus gives vital information you should know before investing in the Portfolios. For your own benefit and protection, please read it before you invest and keep it for future reference.

Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies which fund variable annuity con-tracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

OVERVIEW....................................................................   3
  Portfolios at a Glance....................................................   3
  Investment Strategies and Risk Factors....................................   3
  Fixed Income Instruments..................................................   3
  Ratings of Debt Securities................................................   4
DESCRIPTION OF PORTFOLIOS...................................................   5
  PIMCO Money Market Portfolio..............................................   5
  PIMCO Total Return Bond Portfolio.........................................   7
  PIMCO Foreign Bond Portfolio..............................................   9
  PIMCO StocksPLUS Growth and Income Portfolio..............................  11
MANAGEMENT OF THE TRUST.....................................................  13
  Adviser and Administrator.................................................  13
  Advisory and Administrative Fees..........................................  14
  Portfolio Transactions....................................................  14
PURCHASE OF SHARES..........................................................  15
REDEMPTION OF SHARES........................................................  16
NET ASSET VALUE.............................................................  16
TAXES.......................................................................  17
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................................  17
FINANCIAL HIGHLIGHTS........................................................  23
OTHER INFORMATION...........................................................  24
  Portfolio Names...........................................................  24
  Total Return..............................................................  24
  Performance Information of Similar Funds..................................  24
APPENDIX A.................................................................. A-1
APPENDIX B.................................................................. B-1

                                                                  Prospectus

                                    OVERVIEW

 Portfolios at a Glance

Short Duration
Bond Portfolio   Primary Investments                       Duration                Credit Quality(1)
--------------   ----------------------------------------- ----------------------- ---------------------------------
Money Market     Money market instruments                  (less than or =)90 days Min 95% Aaa or
                                                           dollar-weighted         Prime 1; (less than or =)5% Aa or
                                                           average maturity        Prime 2
Intermediate
Duration Bond
Portfolio
-------------
Total Return     Intermediate maturity fixed income        3-6 years               B to Aaa; max 10%
 Bond            securities                                                        below Baa
International
Bond Portfolio
--------------
Foreign Bond     Intermediate maturity hedged foreign      3-7 years               B to Aaa; max 10%
                 fixed income securities                                           below Baa
Stock Portfolio
---------------
StocksPLUS       S&P 500 stock index derivatives backed    0-1 year                B to Aaa; max 10%
Growth and       by a portfolio of short-term fixed income                         below Baa
Income           securities
Short Duration
Bond Portfolio   Foreign(2)
--------------   ----------------------
Money Market     0%
Intermediate
Duration Bond
Portfolio
-------------
Total Return     0-20%
 Bond
International
Bond Portfolio
--------------
Foreign Bond     (greater than or =)85%
Stock Portfolio
---------------
StocksPLUS       0-20%
Growth and
Income

 --------
 (1) As rated by Moody's Investors Service, Inc., or if unrated, determined to be of comparable quality. For specific information concerning the credit quality of the securities held by each Portfolio, see that Portfolio's description of Main Investment Strategies.

 (2) Percentage limitations relate to foreign currency-denominated securities for all Portfolios except the Foreign Bond Portfolio. Percentage limitations for this Portfolio relate to securities of foreign issuers, denominated in any currency. Each Portfolio may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers.

 Investment Strategies and Risk Factors

   Investment Strategies. Each Portfolio has specific strategies that it may use to pursue its investment objective, and specific types of securi-ties in which the Portfolio may invest, which are described under the heading "Main Investment Strategies" in the Description of Portfolios. Percentage limitations described in this Prospectus apply at the time of investment, and may vary with fluctuations in the value of a Portfolio's investment portfolio.

   Risk Factors. The major risks associated with investing in each Portfo-lio are described under the heading "Risk Factors" in the Description of Portfolios. Please be sure to read all risk disclosures carefully before investing. This Prospectus does not describe all of the risks of every se-curity or technique that the Portfolios may use. For such information, please refer to the Statement of Additional Information.

3  PIMCO Variable Insurance Trust

Fixed Income Instruments

  The "Fixed Income Portfolios" are the Money Market, Total Return Bond and Foreign Bond Portfolios. Each of the Fixed Income Portfolios differs from the others primarily in the length of the Portfolio's duration or the proportion of its investments in certain types of fixed income securities.

  "Fixed Income Instruments" as used in this Prospectus means:

  . securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities");

  . corporate debt securities, including convertible securities and corporate commercial paper;

  .   mortgage-backed and other asset-backed securities;

  .   inflation-indexed bonds issued both by governments and corporations;

  . structured notes, including hybrid or "indexed" securities, catastrophe bonds and loan participations;

  .   delayed funding loans and revolving credit facilities;

  . bank certificates of deposit, fixed time deposits and bankers' acceptances;

  .   repurchase agreements and reverse repurchase agreements;

  . obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

  .   obligations of international agencies or supranational entities.

  Fixed Income Instruments may have fixed, variable, or floating rates of in-terest, including rates of interest that vary inversely at a multiple of a des-ignated or floating rate, or that vary according to changes in relative values of currencies. Each of the Fixed Income Portfolios may hold different percent-ages of its assets in these various types of securities.

Ratings of Debt Securities

  In this Prospectus, references are made to the ratings of Fixed Income In-struments. To aid in your understanding of the use of these terms, the follow-ing is a brief description of the ratings categories applicable to such securi-ties. For a further description of ratings, see "Appendix B--Description of Se-curities Ratings."

  High Quality Debt Securities are those receiving ratings from at least one nationally recognized statistical rating organization ("NRSRO"), such as Stan-dard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"), in one of the two highest rating categories (the highest category for commercial paper) or, if unrated by any NRSRO, deemed comparable by PIMCO.

  Investment Grade Debt Securities are those receiving ratings from at least one NRSRO in one of the four highest rating categories or, if unrated by any NRSRO, deemed comparable by PIMCO.

  Lower-Rated, High Yield Securities ("High Yield Bonds") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. High yield securi-ties, which are commonly known as "junk bonds," are considered to be predomi-nately speculative with respect to the issuer's ability to pay interest and re-pay principal. For more information on the risks of investing in high yield se-curities, see "High Yield Securities ("Junk Bonds")" in "Risk Factors and Spe-cial Considerations."
                                                                  Prospectus

                           DESCRIPTION OF PORTFOLIOS

PIMCO MONEY MARKET PORTFOLIO

Investment Objective

  The Money Market Portfolio seeks to obtain maximum current income consistent with preservation of capital and daily liquidity. The Portfolio also attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

Main Investment Strategies

  The Money Market Portfolio invests at least 95% of its total assets in a di-versified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio's investments in se-curities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of purchase. The dollar-weighted average port-folio maturity of the Portfolio will not exceed 90 days.

  The Portfolio may invest in the following: obligations of the U.S. Govern-ment (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Portfolio may invest more than 25% of its total as-sets in securities or obligations issued by U.S. banks. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

  The Portfolio's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Risk Factors

  An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Al-though the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

  The Portfolio is subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. The Portfolio also is subject to credit risk, which is the possibility that an issuer of a security, or a counterparty to a derivative contract, will default or become unable to meet a financial obligation. The Portfolio attempts to limit both types of risk by investing in short-term, high quality securities. For a fur-ther explanation, see "Risk Factors and Special Considerations," which you should read carefully before investing.

Performance

  Performance information for this Portfolio is not provided because this Portfolio has not commenced operations as of the date of this Prospectus.

Fees and Expenses

  The table below describes the fees and expenses (as a percentage of net as-sets) that you may pay in connection with an investment in the Money Market Portfolio.

-------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses deducted from Portfolio assets)

Advisory Fee                0.30 %
Administrative Fee          0.20 %
Other Expenses*             0.02 %
                           -------
Total Portfolio Operating
 Expenses                   0.52 %
Expense Reduction*         (0.02)%
                           -------
Net Portfolio Operating
 Expenses                   0.50 %

* PIMCO has agreed to reduce its administrative fee, subject to potential fu-ture reimbursement, to the extent that total Portfolio operating expenses would exceed, due to organizational expenses and the payment by the Portfolio of its pro rata portion of the Trust's Trustees' fees, 0.50% of average daily net assets. "Other Expenses" are based on estimates for the current fiscal year.


5  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------
Example

  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes:

  . A $10,000 investment for the time periods shown;

  . Redemption at the end of each period;

  . A hypothetical 5% annual return; and

  . Portfolio operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 Year  3 Years
   $51     $ 160

                                                                  Prospectus

PIMCO TOTAL RETURN BOND PORTFOLIO

Investment Objective

  The Total Return Bond Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management.

Main Investment Strategies

  The Total Return Bond Portfolio invests under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of va-rying maturities. The average portfolio duration of this Portfolio will nor-mally vary within a three- to six-year time frame based on the Adviser's fore-cast for interest rates. See "Appendix A--Description of Duration." Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively under-valued.

  The Portfolio may invest up to 10% of its assets in high yield bonds rated B or higher by Moody's or, if unrated, determined by the Adviser to be of compa-rable quality. The Portfolio also may invest up to 20% of its assets in securi-ties denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will hedge at least 75% of its exposure to foreign currency.

  The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may enter into a series of purchase and sale contracts or use other investment techniques to ob-tain market exposure to the securities in which it primarily invests.

Risk Factors

  An investment in the Total Return Bond Portfolio is subject to investment risk, including possible loss of the principal amount invested. The Portfolio is subject to interest rate risk. Generally, the value of fixed income securi-ties will change inversely with changes in interest rates. As interest rates rise, market value tends to de-crease. This risk will be greater for long-term securities than for short-term securities. Derivative instruments may be par-ticularly sensitive to changes in prevailing interest rates. The Portfolio also is subject to credit risk, which is the possibility that an issuer of a securi-ty, or a counterparty to a derivative contract, will default or become unable to meet a financial obligation. High yield bonds carry a high degree of credit risk. Securities of foreign issuers may be subject to additional risk factors, including foreign currency exchange rate fluctuations, adverse regulatory con-ditions, foreign taxes, or political or economic uncertainty. For a further ex-planation, see "Risk Factors and Special Considerations," which you should read carefully before investing.

  An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other govern-ment agency.

Performance

  The bar chart below shows the actual performance of the Portfolio from incep-tion. It provides some indication of the variability of the Portfolio's returns from year to year. The table below shows how the Portfolio's average annual re-turns for the period indicated compare to those of the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index. This is a widely recognized, unman-aged market index representative of the U.S. taxable fixed income universe. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

[PERFORMANCE CHART APPEARS HERE]

Year to date total return through 3/31/99: -0.85%
Best quarter: Q3 '98 5.43%, worst quarter: Q1 '99 -0.85%

--------------------------------------------------------------------------------
Average Annual Total Returns
for the year ended December 31, 1998

                                      1 Year 5 Years 10 Years
Total Return Bond                      8.61%   N/A     N/A
Lehman Brothers Aggregate Bond Index   8.69%   N/A     N/A

  PIMCO Variable Insurance Trust
7

Fees and Expenses

  The table below describes the fees and expenses (as a percentage of net as-sets) that you may pay in connection with an investment in the Total Return Bond Portfolio.

--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses deducted from Portfolio assets)

Advisory Fee                0.40 %
Administrative Fee          0.25 %
Other Expenses              0.10 %
                           -------
Total Portfolio Operating
 Expenses                   0.75 %
Expense Reduction*         (0.10)%
                           ------
Net Portfolio Operating
 Expenses                   0.65 %

* PIMCO has agreed to reduce its administrative fee, subject to potential fu-ture reimbursement, to the extent that total Portfolio operating expenses would exceed, due to organizational expenses and the payment by the Portfolio of its pro rata portion of the Trust's Trustees' fees, 0.65% of average daily net as-sets.

--------------------------------------------------------------------------------
Example

  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes:

  . A $10,000 investment for the time periods shown;

  . Redemption at the end of each period;

  . A hypothetical 5% annual return; and

  . Portfolio operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 Year                3 Years                             5 Years                             10 Years
    $ 66                  $ 208                               $ 362                               $ 810

                                                                  Prospectus

PIMCO FOREIGN BOND PORTFOLIO

Investment Objective

  The Foreign Bond Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management.

Main Investment Strategies

  The Foreign Bond Portfolio invests under normal circumstances at least 85% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it ap-propriate to do so. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Portfolio will hedge at least 75% of its exposure to foreign currency.

  The Adviser will select the Portfolio's foreign country and currency compo-sitions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant. The average port-folio duration of this Portfolio will normally vary within a three- to seven-year time frame. See "Appendix A--Description of Duration." The Portfolio may invest up to 10% of its assets in high yield bonds rated B or higher by Moody's or S&P, or, if unrated, determined by the Adviser to be of comparable quality.

  The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may en-ter into a series of purchase and sale contracts or use other investment tech-niques to obtain market exposure to the securities in which it primarily in-vests.

  The Foreign Bond Portfolio differs from the Global Bond Portfolio primarily in the extent to which assets are invested in the securities of issuers lo-cated outside the United States.

Risk Factors

  An investment in the Foreign Bond Portfolio is subject to investment risk, including possible loss of the principal amount invested. The Portfolio is "non-diversified," meaning that it may invest a greater percentage of its as-sets in the securities of one issuer than many of the other Portfolios. Be-cause it is "non-diversified," the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be.

  The Portfolio is subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Derivative instruments may be particularly sensitive to changes in prevailing interest rates. Unexpected changes in interest rates may adversely affect the value of a Portfolio's investments in particular derivative instruments. The Portfolio also is subject to credit risk, which is the possibility that an issuer of a security, or a counterparty to a derivative contract, will default or become unable to meet a financial obligation. High yield bonds carry a high degree of credit risk. Securities of foreign issuers may be subject to additional risk factors, including foreign currency exchange rate fluctuations, adverse regu-latory conditions, foreign taxes, or political or economic uncertainty. For a further explanation, see "Risk Factors and Special Considerations," which you should read carefully before investing.

  An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other gov-ernment agency.

9  PIMCO Variable Insurance Trust

Performance

  Performance information for this Portfolio is not provided because it has not been in operation for a full calendar year.

Fees and Expenses

  The table below describes the fees and expenses (as a percentage of net as-sets) that you may pay in connection with an investment in the Foreign Bond Portfolio.

--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses deducted from Portfolio assets)

Advisory Fee                0.60 %
Administrative Fee          0.30 %
Other Expenses*             0.02 %
                           -------
Total Portfolio Operating
 Expenses                   0.92 %
Expense Reduction*         (0.02)%
                           ------
Net Portfolio Operating
 Expenses                   0.90 %

* PIMCO has agreed to reduce its administrative fee, subject to potential fu-ture reimbursement, to the extent that total Portfolio operating expenses would exceed, due to organizational expenses and the payment by the Portfolio of its pro rata portion of the Trust's Trustees' fees, 0.90% of average daily net as-sets. "Other Expenses" are based on estimates for the current fiscal year.

--------------------------------------------------------------------------------
Example:

  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes:

  . A $10,000 investment for the time periods shown;

  . Redemption at the end of each period;

  . A hypothetical 5% annual return; and

  . Portfolio operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 Year  3 Years
   $ 92    $ 287

                                                                  Prospectus

PIMCO STOCKSPLUS GROWTH AND INCOME PORTFOLIO

Investment Objective

  The StocksPLUS Growth and Income Portfolio seeks to achieve a total return which exceeds the total return performance of the S&P 500.

Main Investment Strategies

  The StocksPLUS Growth and Income Portfolio invests in common stocks, op-tions, futures, options on futures and swaps. Under normal market conditions, the Portfolio invests substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The Adviser actively manages the fixed income assets held by the Portfolio, with a view to enhancing the Port-folio's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. See "Appendix A-- Description of Duration."

  The S&P 500 is composed of 500 selected common stocks that represent approx-imately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio will seek to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

  When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statis-tical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Adviser may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500.

  Assets not invested in equity securities may be invested in securities eli-gible for purchase by the Fixed Income Portfolios. The Portfolio may invest up to 10% of its assets in high yield bonds rated B or higher by Moody's or S&P, or, if unrated, determined by the Adviser to be of comparable quality. In ad-dition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on foreign currencies, and may enter into forward currency contracts. The Portfolio may invest all of its assets in derivative instru-ments, such as options, futures contracts or swap agreements.

Risk Factors

  An investment in the StocksPLUS Growth and Income Portfolio is subject to investment risk, including possible loss of the principal amount invested. The Portfolio is subject to market risk, which is the risk that the market value of securities may move up and down, sometimes rapidly and unpredictably. The Portfolio also is subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As in-terest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Derivative instru-ments may be particularly sensitive to changes in prevailing interest rates. Unexpected changes in interest rates may adversely affect the value of the Portfolio's investments in particular derivative instruments.

  To the extent that the Fund invests in S&P 500 derivatives backed by a port-folio of Fixed Income Instruments, under certain conditions, generally in a market where the value of both S&P 500 derivatives and Fixed Income Instru-ments are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 stocks.

  A large number of investors use S&P 500 derivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instruments, at times liquidity may be limited.

11  PIMCO Variable Insurance Trust

From time to time, requirements of the Internal Revenue Code or an unantici-pated inability to close out positions when it would be most advantageous to do so may limit the Adviser's ability to use S&P 500 derivatives.

  The Portfolio also is subject to credit risk, which is the possibility that an issuer of a security, or a counterparty to a derivative contract, will default or become unable to meet a financial obligation. High yield bonds carry a high degree of credit risk. Securities of foreign issuers may be subject to additional risk factors, including foreign currency exchange rate fluctuations, adverse regulatory conditions, foreign taxes, or political or economic uncertainty. For a further explanation, see "Risk Factors and Special Considerations," which you should read carefully before investing.

  An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other govern-ment agency.

Performance

  The bar chart below shows the actual performance of the Portfolio from incep-tion. It provides some indication of the variability of the Portfolio's returns from year to year. The table below shows how the Portfolio's average annual re-turns for the period indicated compare to those of the Portfolio's benchmark, the S&P 500 Index. This is a widely recognized, unmanaged market index gener-ally considered representative of the stock market as a whole. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, per-formance would have been lower. The Portfolio's past performance does not nec-essarily indicate how the Portfolio will perform in the future.


[PERFORMANCE CHART APPEARS HERE]
Year to date total return through 3/31/99: 4.07%
Best quarter: Q4 '98 21.95%, worst quarter: Q3 '98 -8.82%

--------------------------------------------------------------------------------
Average Annual Total Returns
for the year ended December 31, 1998

                              1 Year  5 Years 10 Years
StocksPLUS Growth and Income  30.11%    N/A     N/A
S&P 500 Index                 28.58%    N/A     N/A

Fees and Expenses

  The table below describes the fees and expenses (as a percentage of net as-sets) that you may pay in connection with an investment in the StocksPLUS Growth and Income Portfolio.

--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses deducted from Portfolio assets)

Advisory Fee                0.40 %
Administrative Fee          0.25 %
Other Expenses              0.07 %
                           -------
Total Portfolio Operating
 Expenses                   0.72 %
Expense Reduction*         (0.07)%
                           ------
Net Portfolio Operating
 Expenses                   0.65 %

* PIMCO has agreed to reduce its administrative fee, subject to potential fu-ture reimbursement, to the extent that total Portfolio operating expenses would exceed, due to organizational expenses and the payment by the Portfolio of its pro rata portion of the Trust's Trustees' fees, 0.65% of average daily net as-sets.

--------------------------------------------------------------------------------
Example

  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes:

  . A $10,000 investment for the time periods shown;

  . Redemption at the end of each period;

  . A hypothetical 5% annual return; and

  . Portfolio operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 Year                3 Years                             5 Years                             10 Years
    $ 66                  $ 208                               $ 362                               $ 810

                                                                  Prospectus

                            MANAGEMENT OF THE TRUST

Adviser and Administrator

  PIMCO serves as investment adviser to the Portfolios. PIMCO manages the in-vestment of the assets of the Portfolios, and places orders for the purchase and sale of each Portfolio's investments directly with brokers or dealers se-lected by it in its discretion. See "Portfolio Transactions." PIMCO is one of the premier fixed income investment management firms in the United States. PIMCO was founded in 1971, and had over $172 billion in assets under manage-ment as of June 30, 1999. PIMCO invests in all sectors of the fixed income market using its total return philosophy -- seeking capital appreciation as well as yield.

  PIMCO is a subsidiary partnership of PIMCO Advisors. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsid-iary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO's address is 840 Newport Center Drive, Suite 300, New-port Beach, California 92660. PIMCO is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and as a commodity trading advisor with the CFTC.

  In selecting fixed income securities, PIMCO uses economic forecasting, in-terest rate anticipation, credit and call risk analysis, foreign currency ex-change rate forecasting, and other securities selection techniques. The pro-portion of each Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration, a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure, is one of the fundamental tools used by PIMCO. For a discussion of the concept of duration, see "Appendix A--Description of Duration."

  The table below provides information about the individual portfolio managers responsible for management of the Trust's Portfolios, including their occupa-tions for the past five years.

                                        Portfolio Manager And Business
 Portfolio                              Experience (Past Five Years)
 ---------                              ------------------------------
 Money Market Portfolio                 Paul A. McCulley, Executive Vice
                                        President, PIMCO. He has managed fixed
                                        income assets since joining PIMCO in
                                        April, 1999, and has managed the PIMCO
                                        Short Term Bond Fund for the PIMCO
                                        Funds: Pacific Investment Management
                                        Series since August, 1999. Prior to
                                        joining PIMCO, Mr. McCulley was
                                        associated with Warburg Dillon Read as
                                        a Managing Director and Head of
                                        Economic and Strategy Research for the
                                        Americas, where he managed macro
                                        research world-wide.

 Total Return Bond Portfolio            William H. Gross, Managing Director,
 StocksPLUS Growth and Income Portfolio PIMCO. A Fixed Income Portfolio
                                        Manager, Mr. Gross is one of the
                                        founders of PIMCO and has managed the
                                        PIMCO Low Duration, Low Duration II,
                                        Low Duration III, Total Return, Total
                                        Return II and Total Return III Funds
                                        for the PIMCO Funds: Pacific Investment
                                        Management Series since their
                                        inceptions on May 11, 1987, November 1,
                                        1991, December 31, 1996, May 11, 1987,
                                        December 30, 1991, and May 1, 1991,
                                        respectively. Mr. Gross is the leader
                                        of a team which has managed the PIMCO
                                        Short-Term, Strategic Balanced and
                                        StocksPLUS Funds for the PIMCO Funds:
                                        Pacific Investment Management Series
                                        since January 6, 1998.

  PIMCO Variable Insurance Trust
13

                        Portfolio Manager And Business Experience (Past Five
 Portfolio              Years)
 ---------              ---------------------------------------------------
 Foreign Bond Portfolio Lee R. Thomas, III, Managing Director and Senior
                        International Portfolio Manager, PIMCO. A Fixed Income
                        Portfolio Manager, Mr. Thomas has managed the PIMCO
                        Funds: Pacific Investment Management Series' Foreign
                        Bond, Global Bond and International Bond Funds since
                        July 13, 1995, and the PIMCO Global Bond Fund II since
                        October 1, 1995. Prior to joining PIMCO in 1995, Mr.
                        Thomas was associated with Investcorp as a member of
                        the management committee responsible for global
                        securities and foreign exchange trading.

  PIMCO also serves as administrator to the Portfolios. PIMCO provides admin-istrative services to the Portfolios which include clerical help, accounting, bookkeeping, internal audit services, preparation of reports to the Portfo-lios' shareholders or other appropriate parties, regulatory filings and cer-tain other services required by the Portfolios.

  PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, in-cluding the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other serv-ices. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

Advisory and Administrative Fees

  The Portfolios feature fixed advisory and administrative fee rates. For in-vestment advisory and administrative services as described below, each Portfo-lio pays monthly fees at an annual rate based on the average daily net assets of the Portfolio as follows:

                                                                 Advisory Fee
      Portfolio                                                      Rate
      ---------                                                 --------------
      Money Market Portfolio...................................      0.30%
      Total Return Bond and StocksPLUS Growth and
       Income Portfolios.......................................      0.40%
      Foreign Bond.............................................      0.60%
                                                                Administrative
      Portfolio                                                    Fee Rate
      ---------                                                 --------------
      Money Market Portfolio...................................      0.20%
      Total Return Bond and StocksPLUS Growth and Income
       Portfolios..............................................      0.25%
      Foreign Bond Portfolio...................................      0.30%

  The administrative fee covers most of the expenses of the Portfolios, in-cluding legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties.

  The Portfolios are responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. While it is ex-pected that these expenses generally will not have a material effect on the Portfolio expense ratios, they may have a material effect in certain circum-stances, such as when the average net assets of a Portfolio are lower than an-ticipated. PIMCO has contractually undertaken to waive some or all of its ad-ministrative fee, subject to potential future reimbursement within three years from the date such fee was waived, as described above in "Description of Port-folios."

Portfolio Transactions

  The Adviser has discretion to select the brokers and dealers with which it places orders for the purchase and sale of portfolio investments. In doing so, the Adviser will seek the best price and execution of the Portfolios' orders. A Portfolio
                                                                  Prospectus
may pay higher commission rates than the lowest available when the Adviser be-lieves it is reasonable in light of the value of the brokerage and research services provided by the broker effecting the transaction.

  The Adviser manages the Portfolios without regard generally to restrictions on portfolio turnover. The use of derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Portfolios. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. A Portfolio with a higher rate of portfolio turnover will generally incur higher transaction costs.

  Some securities considered for investment by the Portfolios also may be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. The Adviser may aggregate orders for the Portfolios with simultaneous transactions entered into on behalf of other clients of the Adviser.

                              PURCHASE OF SHARES

  As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and re-tirement plans outside of the separate account context.

  While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both vari-able annuity contracts and variable life insurance policies, due to differ-ences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a con-flict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

  The Trust is "open for business" on each day the New York Stock Exchange (the "Exchange") is open for trading. A purchase order, together with payment in proper form, received before the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day's net asset value. In order to facilitate effi-cient operation of the StocksPLUS Growth and Income Portfolio, the Trust re-quests that all purchase orders for this Portfolio be received at least one hour prior to the close of regular trading on the Exchange (normally 3:00 p.m., Eastern time). An order received after the close of regular trading on the Exchange generally will be effected at the net asset value determined on the next business day.

  The Trust and its distributor each reserves the right, in its sole discre-tion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the Exchange is re-stricted or during an emergency which makes it impracticable for

15  PIMCO Variable Insurance Trust
the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any neces-sary regulatory approvals, be invested in another Portfolio.

                             REDEMPTION OF SHARES

  Shares may be redeemed without charge on any day that the net asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

  The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as per-mitted under the federal securities laws. In consideration of the best inter-ests of the remaining shareholders, the Trust reserves the right to pay re-demption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeem-ing shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                                NET ASSET VALUE

  The net asset value per share of each Portfolio is determined once each day as of 4:00 p.m. Eastern time, or as of such other time designated by the New York Stock Exchange (the "Exchange") as the close of trading for that day ("closing"). Net asset value will not be determined on any day on which the New York Stock Exchange is closed. Net asset value is determined by dividing the total value of a Portfolio's investments and other assets, less any lia-bilities, by the total outstanding shares of the Portfolio.

  In determining their daily net asset values, the Portfolios use price data received shortly after 4:00 p.m. Eastern time believed to reflect the current market value of securities held by the Portfolios as of the closing of the Ex-change. The Portfolios intend to use these prices regardless of the impact of any post-closing adjustments to securities prices, as long as, in the view of the Portfolios, such prices represent the current market value of the securi-ties as of the time selected by the Portfolios for the calculation of net as-set value. Portfolios that invest in securities traded in foreign securities markets may trade such securities on days when the Exchange is not open, and the net asset value per share of these Portfolios may be affected signifi-cantly on days when investors do not have access to the Portfolios.

  For all Portfolios other than the Money Market Portfolio, portfolio securi-ties and other assets for which market quotations are readily available are stated at market value. Fixed income securities are normally valued on the ba-sis of quotations obtained from brokers and dealers or pricing services. Short-term investments having a maturity of 60 days or less may be valued at current market value or at amortized cost, when the Board of Trustees deter-mines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose du-rations are comparable to the securities being valued. Subject to the forego-ing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

  The Money Market Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or


                                                                  Prospectus 16
amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method pro-vides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                                     TAXES

  Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal in-come tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

  The Portfolios also intend to comply with diversification requirements im-posed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in di-rect obligations of the U.S. Treasury (or any other issuer), or to invest pri-marily in securities issued by a single agency or instrumentality of the U.S. Government.

  If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could be-come currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

  Please refer to the prospectus for the Separate Account and Variable Con-tract for information regarding the federal income tax treatment of distribu-tions to the Separate Account. See "Additional Information--Additional Tax In-formation" in the Portfolios' Statement of Additional Information for more in-formation on taxes.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  A Portfolio's risk profile is largely defined by the Portfolio's principal securities and the investment practices that it uses. You can find a concise description of each Portfolio's risk profile in the section captioned "De-scription of Portfolios" in this Prospectus. As with any mutual fund, there is no guarantee that a Portfolio will earn income or show a positive total return over any period of time, and you could lose money by investing in the Portfo-lio.

  The Portfolios are permitted to use, within limits established by the Trust-ees and imposed by applicable laws, a wide variety of securities and invest-ment practices, each of which has certain risks and opportunities associated with it. To the extent that a Portfolio uses these securities or practices, its overall performance may be affected, either positively or negatively. The following pages describe certain of the securities in which the Portfolios may invest and certain of investment practices in which the Portfolios may engage, along with the risks associated with them. Additional information about these and other investments and investment practices may be found in the Statement of Additional Information, which you may obtain free of charge by calling
(888) 746-2688.

U.S. Government Securities

  U.S. Government securities are obligations of and, in certain cases, guaran-teed by, the U.S. Government, its agencies or instrumentalities. The U.S. Gov-ernment does not guarantee the net asset value of the Portfolios' shares.


17  PIMCO Variable Insurance Trust

U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater mar-ket risk than interest-paying securities of similar maturities.

Corporate Debt Securities

  The rate of interest paid on a corporate debt security may be fixed, float-ing or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade are described below in "High Yield Securities ("Junk Bonds")." See also, "Ap-pendix B--Description of Securities Ratings."

Convertible Securities and Equity Securities

  A convertible security is a fixed income security that may be converted into a prescribed amount of common stock at a specified formula. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of the conversion feature, and as such is subject to risks relating to the activities of the issuer and/or gen-eral market and economic conditions. The income component of convertible secu-rities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. A Portfolio may be required to permit the issuer of a con-vertible security to redeem the security, convert it into the underlying com-mon stock, or sell it to a third party, which could have an adverse effect on a Portfolio's ability to achieve its investment objective.

  Although the Fixed Income Portfolios intend to invest primarily in fixed in-come securities, each may invest in convertible securities or equity securi-ties. While some countries or companies may be regarded as favorable invest-ments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider equity securities or convertible securities to gain ex-posure to such investments.

Variable and Floating Rate Securities

  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each of the Fixed Income Portfolios may invest in floating rate debt instruments ("floaters") and (except for the Money Market Portfolio) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate, and resets periodically. While vari-able and floating rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

Inflation-Indexed Bonds

  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.

                                                                  Prospectus

Mortgage-Related and Other Asset-Backed Securities

  Each of the Fixed Income Portfolios (except the Money Market Portfolio) and the StocksPLUS Growth and Income Portfolio may invest all of its assets in mortgage- or other asset-backed securities. The value of some mortgage- or as-set-backed securities in which the Portfolios invest may be particularly sen-sitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities represent interests in "pools" of mortgage loans secured by residential or commercial real property. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security.

  Commercial Mortgage-Backed Securities include securities that reflect an in-terest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities re-flect the risks of investing in the real estate securing the underlying mort-gage loans. These risks reflect the effects of local and other economic condi-tions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mort-gage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

  Other Asset-Backed Securities. The Portfolios may invest in other asset-backed securities that have been or may be offered to investors. For a discus-sion of the characteristics of some of these instruments, see the Statement of Additional Information.

Foreign Securities

  Each of the Fixed Income Portfolios may invest directly in fixed income se-curities of non-U.S. issuers. The Money Market Portfolio may only invest in U.S. dollar-denominated fixed income securities of non-U.S. issuers. The StocksPLUS Growth and Income Portfolio may invest directly in foreign equity securities.

  Investing in the securities of issuers in any foreign country involves spe-cial risks and considerations not typically associated with investing in U.S. companies. These risks include: differences in accounting, auditing and finan-cial reporting standards; generally higher commission rates on foreign portfo-lio transactions; the possibility of nationalization, expropriation or confis-catory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a coun-try); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities de-nominated or quoted in currencies other than the U.S. dollar.

19  PIMCO Variable Insurance Trust

  The Total Return Bond, Foreign Bond and StocksPLUS Growth and Income Portfo-lios may invest in the securities of issuers based in countries with develop-ing economies. Investing in developing (or "emerging market") countries in-volves certain risks not typically associated with investing in U.S. securi-ties, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks are detailed in the Statement of Ad-ditional Information.

Foreign Currency Transactions

  Foreign currency exchange rates may fluctuate significantly over short peri-ods of time. All Portfolios that may invest in securities denominated in for-eign currencies may buy and sell foreign currencies on a spot and forward ba-sis to reduce the risks of adverse changes in foreign exchange rates. A for-ward foreign currency exchange contract reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its expo-sure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency would limit any potential gain which might be real-ized by a Portfolio if the value of the hedged currency increases. A Portfolio may enter into these contracts for the purpose of hedging against foreign ex-change risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. A Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to an-other.

  All Portfolios that may invest in securities denominated in foreign curren-cies may invest in options on foreign currencies and foreign currency futures and options thereon. The Portfolios also may invest in foreign currency ex-change-related securities, such as foreign currency warrants and other instru-ments whose return is linked to foreign currency exchange rates. Each Portfo-lio that may invest in securities denominated in foreign currencies will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.

  Significant uncertainty surrounds the recent introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

High Yield Securities ("Junk Bonds")

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with re-spect to the issuer's continuing ability to meet principal and interest pay-ments. For more information, see "Appendix B--Description of Securities Rat-ings." Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to inter-est rate changes than more highly rated investments, but more sensitive to ad-verse economic downturns or individual corporate developments. If the issuer of high yield securities defaults, a Portfolio may incur additional expenses to seek recovery.

  The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities, which may adversely affect and cause large fluctuations in the daily net asset value of a Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield se-curities, especially in a thinly traded market.
                                                                  Prospectus

  PIMCO seeks to minimize the risks of investing in high yield securities through diversification, in-depth credit analysis and attention to current de-velopments in interest rates and market conditions.

Derivative Instruments

  To the extent permitted by the investment objectives and policies of the Portfolios, the Portfolios (except the Money Market Portfolio) may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures con-tracts. The Portfolios also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Portfolios may use these techniques to hedge against changes in interest rates, foreign cur-rency exchange rates or securities prices or as part of their overall invest-ment strategies.

  Each Portfolio (except the Money Market Portfolio) may invest all of its as-sets in derivative instruments, subject only to the Portfolio's investment ob-jective and policies and any restrictions imposed by applicable law. The use of these strategies involves certain special risks, including a possible im-perfect correlation, or even no correlation, between price movements of deriv-ative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offset-ting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable, or the possible need to sell a port-folio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transac-tions in derivative instruments, and the possible inability of a Portfolio to close out or to liquidate its derivatives positions. The value of some deriva-tive instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully use these instru-ments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly fore-casts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could be exposed to the risk of loss.

Catastrophe Bonds

  Each Portfolio (except the Money Market Portfolio) may invest in "catastro-phe bonds." Catastrophe bonds are fixed income securities, for which the re-turn of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. If a trigger event causes losses exceeding a specific amount in the geographic re-gion and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. Catas-trophe bonds may also expose the Portfolio to certain unanticipated risks in-cluding but not limited to issuer (credit) default, adverse regulatory or ju-risdictional interpretation, and adverse tax consequences.

Temporary Defensive Positions

  For temporary, defensive or emergency purposes, the Portfolios may invest without limit in U.S. debt securities, including short-term money market secu-rities, when in the opinion of PIMCO it is appropriate to do so. This may cause a Portfolio to miss investment opportunities and may limit the Portfo-lio's ability to meet its investment objective. It is impossible to predict for how long such alternative strategies will be utilized.

21  PIMCO Variable Insurance Trust

Illiquid Securities

  The Portfolios may invest up to 15% of their net assets in illiquid securi-ties (10% in the case of the Money Market Portfolio). "Illiquid Securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. The Adviser may be subject to significant delays in disposing of illiquid securities and may not be able to dispose of these securities at the desired time and price. Transactions in illiquid secu-rities may entail additional registration expenses and other transaction costs.

Year 2000 Readiness Disclosure

  Many of the services provided to the Portfolios depend on the smooth func-tioning of computer systems. Many systems in use today cannot distinguish be-tween the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Portfolios' operations and services provided to shareholders. PIMCO, PIMCO Ad-visors, Custodian, and certain other service providers to the Portfolios have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Portfolios' operations and services provided to shareholders will not be adversely effected, nor can there be any assurance that the year 2000 problem will not have an adverse ef-fect on the entities whose securities are held by the Portfolios or on domes-tic or global markets or economies, generally.

                                                                  Prospectus

                             FINANCIAL HIGHLIGHTS

  This financial highlights table is intended to help you understand the Port-folios' financial performance for the period of their operations. Information is presented for each Portfolio that had investment operations during the re-porting period. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent auditors. Their report, along with full financial statements, appears in the Trust's An-nual Report, which is available upon request.

                                           Total Return
                                               Bond        StocksPLUS Growth
Selected Per Share Data for the Period     Portfolio(a) and Income Portfolio(b)
Ended: December 31, 1998                   ------------ -----------------------
Net asset value, beginning of period.....     $10.00             $10.00
Income from Investment Operations
Net investment income(c).................       0.56               0.30
Net gains or losses on securities (both
 realized and unrealized)(c).............       0.28               2.68
Total from investment operations.........       0.84               2.98
Less Distributions
Dividends (from net investment income)...      (0.56)             (0.29)
Distributions (from capital gains).......      (0.19)             (0.11)
Total distributions......................      (0.75)             (0.40)
Net asset value, end of period...........     $10.09             $12.58
Total return (%).........................       8.61%             30.11%
Ratios/Supplemental Data
Net assets, end of period (000's)........     $3,259            $58,264
Ratio of expenses to average net assets
 (%)(d)..................................       0.65%              0.65%
Ratio of net investment income to average
 net assets (%)(d).......................       5.55%              5.30%
Portfolio turnover rate (%)..............     138.72%             60.64%

(a) Commenced operations on December 31, 1997.

(b) Commenced operations on December 31, 1997.

(c) Per share amounts based on average number of shares outstanding during the period.

(d) Prior to the waiver and reimbursement of expenses, the ratios of expenses to average net assets were 0.75%, and 0.72% and the ratios of net investment income to average net assets were 5.45%, and 5.23% for the Total Return Bond, and StocksPLUS Growth and Income Portfolios, respectively.


23  PIMCO Variable Insurance Trust

                               OTHER INFORMATION

Portfolio Names

  The Total Return Bond and Foreign Bond Portfolios consider the various types of debt or fixed income securities in which each invests, as specifically de-scribed in this Prospectus, to be "bonds" as referenced in each Portfolio's name. The use of this name is not meant to restrict a Portfolio's investment to the narrow category of debt securities that are formally called "bonds."

Total Return

  The "total return" sought by certain of the Portfolios will consist of in-terest and dividends from underlying securities, capital appreciation re-flected in unrealized increases in value of portfolio securities, or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primar-ily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital apprecia-tion or depreciation) is largely a function of changes in the current level of interest rates. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a port-folio with a longer duration. See "Appendix A--Description of Duration." Con-versely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term inter-est rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the dura-tion of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

  The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a number of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry conditions, and foreign currency exchange rates. Historically, the total return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. However, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more ag-gressive investment.


Performance Information of Similar Funds

  The following table provides information concerning the historical total re-turn performance of the Institutional Class shares of certain series of PIMCO
Funds: Pacific Investment Management Series ("PIMS"). Each PIMS series has in-vestment objectives, policies and strategies substantially similar to those of its respective Portfolio and is currently managed by the same portfolio manag-er. While the investment objectives and policies of each PIMS series and its respective Portfolio are similar, they are not identical and the performance of the PIMS series and the Portfolio will vary. The data is provided to illus-trate the past performance of the Adviser in managing a substantially similar investment portfolio and does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its portfolio manag-er. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio or of its portfolio manager.
                                                                  Prospectus

  The performance data shown below reflects the operating expenses of each PIMS series, which for all series except the StocksPLUS Fund are lower than the expenses of the corresponding Portfolio. Performance would have been lower for the StocksPLUS Fund if the Portfolios expenses were used. In addition, the PIMS series, unlike the Portfolios, are not sold to Separate Accounts to fund Variable Contracts. As a result, the performance results presented below do not take into account charges or deductions against a Separate Account or Variable Contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. By contrast, Variable Contract Owners with contract value allocated to the Portfolios will be sub-ject to charges and expenses relating to the Variable Contracts and Separate Accounts.

  Each PIMS series' performance data shown below is calculated in accordance with standards prescribed by the SEC for the calculation of average annual to-tal return information. The investment results of the PIMS series presented below are unaudited and are not intended to predict or suggest results that might be experienced by the PIMS series or the Portfolios. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The perfor-mance data for the benchmark indices identified below does not reflect the fees or expenses of the PIMS series or the Portfolios.

            Average Annual Total Return for Similar Series of PIMS and for Benchmark Indices for Periods Ended December 31, 1998

                                          1      3      5      Since   Inception
PIMS Series Fund / Benchmark Index      Year   Years  Years  Inception   Date
----------------------------------      -----  -----  -----  --------- ---------
PIMCO Money Market Fund/1/.............  5.34%  5.32%  5.19%    4.70%    3/1/91
 Lipper Money Market/2/................  5.07   5.07   4.90
PIMCO Total Return Fund................  9.77   8.18   7.89     9.89    5/11/87
 Lehman Aggregate Bond/3/..............  8.69   7.29   7.27
PIMCO Foreign Bond Fund/4/............. 10.03  12.76  10.01    11.17    12/3/92
 J. P. Morgan Non-U.S. (Hedged)/5/..... 12.09  11.86   9.45
PIMCO StocksPLUS Fund.................. 28.32  28.02  24.85    23.61    5/14/93
 S & P 500/6/.......................... 28.58  28.23  24.06

--------
/1/ Prior to November 1, 1995, the Money Market Fund was managed by a differ-ent portfolio manager.

/2/ The Lipper Money Market Index consists of the performance returns of the 30 largest Money Market Funds equally weighted as compiled by Lipper Analytical Services, Inc. The Index reflects performance which is net of fees charged by each respective Fund in the index and assumes reinvestment of dividends and capital gain distributions, if any.

/3/ The Lehman Brothers Aggregate Bond Index consists of the Lehman Brothers
    Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The Government/Corporate Bond Index consists of the Lehman Brothers Government Bond Index and the Lehman Brothers Corporate Bond Index. The Government Bond Index includes all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), its agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. The Corporate Bond Index includes all publicly issued, fixed rate, non-convertible investment grade U.S. dollar denominated corporate debt registered with the SEC; it also includes debt issued or guaranteed by foreign sovereign governments, municipalities, and governmental or international agencies. The Mortgage-Backed Securities Index consists of 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year. Each Index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

/4/ Prior to July 13, 1995, the Foreign Bond Fund was managed by a different portfolio manager.

/5/ The J.P. Morgan Non-U.S. Index (Hedged) is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. The Index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

/6/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects income and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

25  PIMCO Variable Insurance Trust

                                  APPENDIX A

                            DESCRIPTION OF DURATION

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturi-ty." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income secu-rity provides its final payment, taking no account of the pattern of the security's payments before maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Adviser.

  Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring before the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Portfolio's duration by approxi-mately the same amount that holding an equivalent amount of the underlying se-curities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of infla-tion-indexed bonds on the basis of changes in real, rather than nominal, in-terest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a se-curity into the determination of its interest rate exposure.
                                                                  Prospectus

                                  APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS

  A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, de-termined by the Adviser to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

  Corporate and Municipal Bond Ratings

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent that make the long-term risks appear somewhat larger than with Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving secu-rity to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest pay-ments and principal security appear adequate for the present but certain pro-tective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteris-tics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position char-acterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of a desirable in-vestment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
                                                                  Prospectus

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 in-dicates that the issue ranks in the lower end of its generic rating category.

  Corporate Short-Term Debt Ratings

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as let-ters of credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be invest-ment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reli-ance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-estab-lished access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will nor-mally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an accept-able ability for repayment of senior short-term obligations. The effect of in-dustry characteristics and market compositions may be more pronounced. Vari-ability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rat-ing categories.

Standard & Poor's Ratings Services

  Corporate and Municipal Bond Ratings

  Investment Grade

  AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

B-2
  PIMCO Variable Insurance Trust

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay inter-est and repay principal. Whereas it normally exhibits adequate protection pa-rameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  Speculative Grade

  Debt rated BB, B, CCC, CC, and C is regarded as having predominantly specu-lative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse con-ditions.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to in-adequate capacity to meet timely interest and principal payments. The BB rat-ing category also is used for debt subordinated to senior debt that is as-signed an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or im-plied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopar-dized.
                                                                  Prospectus

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  Provisional ratings: The letter "p" indicates that the rating is provision-al. A provisional rating assumes the successful completion of the project be-ing financed by the debt being rated and indicates that payment of debt serv-ice requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the like-lihood of, or the risk of default upon failure of, such completion. The in-vestor should exercise his own judgment with respect to such likelihood and risk.

  r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variabil-ity in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

  The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  N.R.: Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into ac-count currency exchange and related uncertainties.

  Commercial Paper Rating Definitions

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

    A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated B are regarded as having only speculative capacity for timely payment.

    C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information fur-nished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

B-4
  PIMCO Variable Insurance Trust

                                                                   P  I  M  C  O

PIMCO
Variable
Insurance
Trust




For More Information

The following documents are available that offer further information on the Portfolios of PIMCO Variable Insurance Trust.

Annual/Semi-Annual Reports to Shareholders The Trust's annual and semi-annual reports include a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year or other period.

Statement of Additional Information (SAI) The SAI contains additional information about the Portfolios. A current SAI has been filed with the Securities and Exchange Commission, and is incorporated into this prospectus by reference.

SEC File Number: 811-8399
To request a free copy of these documents or to make inquiries about the Portfolios, please write or call:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

Telephone:
1-888-746-2688
Information about the Trust (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in
Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Trust are available on the Commission's Internet site at www.sec.gov, and copies of that information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                                                                      Prospectus

--------------------------------------------------------------------------------

                                                                 October 1, 1999